Prospectus supplement dated December 16, 2019
to the following prospectus(es):
NLIC Options dated May 1, 2019
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2019, as amended September 16, 2019
The One Investor Annuity dated May 1, 2016
NLAIC Market Street VIP/2 , America's marketFLEX VUL, and INVESCO PCVUL dated May 1, 2008
NLIC VIP Extra Credit , NLIC Market Street VIP/2 , and NLAIC VIP Extra Credit dated May 1, 2002
NLAIC Options VIP dated May 1, 2001
NLIC VIP Premier DCA and NLAIC VIP Premier DCA dated November 1, 2001
NLAIC VIP dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on December 4, 2019 (the "Meeting"), the Board approved the following actions:
The Board approved the termination of Neuberger Berman Investment Advisers LLC ("Neuberger Berman") as the subadviser to the NVIT Multi-Manager Mid Cap Growth Fund. Wells Capital Management, Inc. will continue to subadvise the fund. All references to, and information regarding Neuberger Berman are deleted in their entirety and the fund is renamed the "NVIT Wells Fargo Discovery Fund." All references to the fund’s former name are replaced accordingly.
The changes are anticipated to take effect on or about January 20, 2020.
PROS-2019-299
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